EXHIBIT 10.1


                             PURCHASE AGREEMENT


            PURCHASE AGREEMENT, dated as of November 16, 2000 (this "Agreement"), by and among Cendant Corporation, a Delaware corporation ("Cendant"), Cendant Stock Corporation, a Delaware corporation and a wholly owned subsidiary of Cendant ("Seller") and Liberty CNDT, Inc., a Delaware corporation ("Liberty CNDT").

            WHEREAS, Liberty CNDT desires to purchase from Seller, and Seller desires to sell to Liberty CNDT, 2,346,515 shares (the "Shares") of the common stock, par value $.01 per share, of Cendant designated CD common stock (the "Common Stock"), in exchange for the surrender of a Warrant, issued by Cendant to Liberty CNDT on February 7, 2000 and providing for the purchase of 28,956,000 shares of Common Stock at an exercise price of $23.00 per share (the "Warrant"); and

            WHEREAS, Cendant has agreed, in consideration of the purchase of the Shares by Liberty CNDT from Seller, which is a wholly owned subsidiary of Cendant, to prepare and file with the Securities and Exchange Commission (the "Commission"), and cause to become effective, a Registration Statement on Form S-3 that permits the resale of the Shares by Liberty CNDT or its transferee in the public market.

            NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:


                                 ARTICLE I
                                THE PURCHASE

            Section 1.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, on the date hereof Seller is selling and delivering to Liberty CNDT, and Liberty CNDT is purchasing from Seller, the Shares, in consideration for which Liberty CNDT is delivering the Warrant to Seller.

            Section 1.2 Deliveries by the Parties. Subject to the terms and conditions hereof, Seller is delivering to Liberty CNDT a certificate, duly registered on the stock books of Cendant, in the name of "Liberty CNDT, Inc.," representing the Shares, against receipt from Liberty CNDT of the Warrant.

                                ARTICLE II
             REPRESENTATIONS AND WARRANTIES OF SELLER AND CENDANT

      Seller and Cendant represent and warrant to Liberty CNDT as follows:

            Section 2.1 Organization. Each of Seller and Cendant is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business substantially as it is now being conducted.

            Section 2.2 Authority. Each of Seller and Cendant has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of each of Seller and Cendant and by all other requisite corporate action on the part of each of Seller and Cendant. This Agreement has been validly executed and delivered by each of Seller and Cendant and (assuming this Agreement has been duly authorized, executed and delivered by Liberty CNDT) constitutes a valid and binding agreement of each of Seller and Cendant, enforceable against Seller and Cendant in accordance with its terms, except that (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally and (b) enforcement of this Agreement, including, among other things, the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            Section 2.3 The Shares. The Shares have been duly and validly authorized and issued to Seller and, upon delivery to Liberty CNDT (or its permitted assignee) against the delivery and surrender of the Warrant, in accordance with the terms of this Agreement, the Shares shall be duly and validly issued, fully paid and non-assessable. Delivery of the certificate(s) for the Shares will pass valid title to the Shares, free and clear of any claim, lien, charge, security interest, encumbrance, restriction on transfer or voting or other defect in title whatsoever ("Liens"), other than Liens resulting from any action(s) relating to Liberty CNDT.

            Section 2.4 Capitalization. The authorized capital of Cendant consists of 2,500,000,000 shares of Common Stock comprised of 2,000,000,000 shares designated as CD stock, 500,000,000 shares designated as Move.com stock and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). As of October 31, 2000, there were 782,958,489 shares of Common Stock issued and outstanding, 3,742,286 shares of Move.com stock issued and outstanding (excluding Cendant's 22,500,000 notional interest) and no shares of Preferred Stock issued and outstanding.

            Section 2.5 Consents and Approvals; No Violations. Neither the execution and delivery of this Agreement by Seller or Cendant, nor the consummation by Seller or Cendant of the transactions contemplated hereby or thereby will (a) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws, as amended, of Seller or Cendant, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or require any consent under, any indenture, license, contract, agreement or other instrument or obligation to which Seller or Cendant is a party, (c) violate any order, writ, injunction, decree or award rendered by any Governmental Entity (as hereinafter defined) or any statute, rule or regulation (collectively, "Laws" and, individually, a "Law") applicable to Seller or Cendant, or (d) require any filing with, or the obtaining of any permit, authorization, consent or approval of, any governmental or regulatory authority or court, domestic or foreign (a "Governmental Entity").

            Section 2.6 SEC Reports. Since January 1, 2000, Cendant has filed all required reports, schedules, forms, statements and other documents, including exhibits and all other information incorporated therein (the "SEC Documents"), with the Commission. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents when filed (as amended and restated and as supplemented by subsequently filed SEC Documents) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time the Cendant Registration Statement (as defined in Annex A) is declared effective under the Securities Act, the prospectus included as part thereof will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made herein with respect to any information included in or omitted from the Cendant Registration Statement or the related prospectus in reliance upon or in conformity with written information furnished to Cendant by Liberty CNDT or any other Holder (as defined in Annex A) for use in the preparation of the Cendant Registration Statement.

            Section 2.7 Shareholder Vote. The delivery and sale of the Shares will not require any vote of Cendant's shareholders pursuant to the terms of the certificate of incorporation, as amended, of Cendant or the rules of the New York Stock Exchange (the "NYSE").

                                ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF LIBERTY CNDT

      Liberty CNDT represents and warrants to Seller and Cendant as follows:

            Section 3.1 Organization. Liberty CNDT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business substantially as it is now being conducted. Liberty CNDT is a wholly owned subsidiary of Liberty Media Corporation, a Delaware corporation ("Liberty").

            Section 3.2 Authority Relative to this Agreement. Liberty CNDT has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Liberty CNDT. This Agreement has been duly and validly executed and delivered by Liberty CNDT and (assuming this Agreement has been duly authorized, executed and delivered by Seller and Cendant) constitutes a valid and binding agreement of Liberty CNDT, enforceable against Liberty CNDT in accordance with its terms, except that
(a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally and (b) enforcement of this Agreement, including, among other things, the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            Section 3.3 Consents and Approvals; No Violations. Neither the execution and delivery of this Agreement by Liberty CNDT, nor the consummation by Liberty CNDT of the transactions contemplated hereby will
(a) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws (or similar organizational documents) of Liberty CNDT, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or require any consent under, any indenture, license, contract, agreement or other instrument or obligation to which the Liberty CNDT is a party, (c) violate any order, writ, injunction, decree or award rendered by any Governmental Entity or Law applicable to Liberty CNDT, or (d) require any filing with, or the obtaining of any permit, authorization, consent or approval of, any Governmental Entity.

            Section 3.4 Liberty CNDT Acknowledgment. Liberty CNDT has conducted its own independent investigation, review and analysis of Cendant. In entering into this Agreement, Liberty CNDT acknowledges that it has relied solely upon the aforementioned investigation, review and analysis, and, other than with respect to the representations and warranties made in Article II of this Agreement, Liberty CNDT acknowledges that none of Cendant, or any of its directors, officers, employees, affiliates, controlling persons, agents, advisors or representatives makes or has made any representation or warranty, either express or implied.

                                ARTICLE IV
                                 COVENANTS

            Section 4.1 Preparation and Filing of Registration Statement. Subject to the terms and conditions of Annex A hereto, Cendant shall, as promptly as practicable after the date hereof, prepare and file the Cendant Registration Statement with the Commission and use its commercially reasonable securities efforts to cause the Cendant Registration Statement to become and remain effective under the Securities Act. The rights and obligations of the parties with respect to the registration and resale of the Shares are as set forth in Annex A hereto, which is hereby incorporated into this Agreement by reference thereto.

            Section 4.2 Public Announcements. Cendant and Liberty CNDT will consult with each other with respect to the issuance of a joint report, statement or press release with respect to this Agreement and the transactions contemplated hereby.

            Section 4.3 Retention of Warrant. Seller shall retain sole possession of the Warrant during the period commencing with its receipt thereof pursuant to the Agreement and ending with the Expiration Date (as such term is defined in the Warrant), and during such period Seller shall not cancel or otherwise terminate the Warrant (other than in connection with the exercise thereof by Seller).

                                 ARTICLE V
                               MISCELLANEOUS

            Section 5.1 Entire Agreement. This Agreement (including Annex A hereto, which is incorporated by reference herein) constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes other prior agreements and understandings among the parties both oral and written regarding such subject matter.

            Section 5.2 Severability. Any provision of this Agreement that is held by a court of competent jurisdiction to violate applicable law shall be limited or nullified only to the extent necessary to bring the Agreement within the requirements of such law.

            Section 5.3 Notices. Any notice required or permitted by this Agreement must be in writing and must be sent by facsimile, by nationally recognized commercial overnight courier, or mailed by United States registered or certified mail, addressed to the other party at the address below or to such other address for notice (or facsimile number, in the case of a notice by facsimile) as a party gives the other party written notice of in accordance with this Section 8.3. Any such notice will be effective as of the date of receipt:

            (a)  if to Seller or Cendant, to it at

                  Cendant Corporation
                  9 West 57th Street
                  37th Floor
                  New York, New York 10019
                  Fax: (212) 413-1922/23
                  Attention: General Counsel


            (b)  if to Liberty CNDT (or its transferee), to it at

                  c/o Liberty Media Corporation
                  9197 South Peoria Street
                  Englewood, Colorado
                  Fax: (720) 875-5882
                  Attention: General Counsel

            Section 5.4 Governing Law; Jurisdiction. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America in each case located in the County of New York for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts) and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 7.3 (or to such other address for notice that such party has given the other party written notice of in accordance with Section 7.3) shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or of the United States of America in each case located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

            Section 5.5 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way affect this Agreement.

            Section 5.6 Counterparts. This Agreement may be signed in counter-parts and all signed copies of this Agreement will together constitute one original of this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.

            Section 5.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Liberty CNDT may transfer the Shares (or any portion thereof) to another direct or indirect wholly owned subsidiary of Liberty. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.


      IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly signed as of the date first above written.


                                    CENDANT STOCK CORPORATION


                                    By:   ___________________________________
                                          Name:
                                          Title:


                                    CENDANT CORPORATION


                                    By:   ___________________________________
                                          Name:
                                          Title:


                                    LIBERTY CNDT, INC.


                                    By:   __________________________________
                                          Name:
                                          Title:



                                                                 ANNEX  A

                        REGISTRATION PROCEDURES FOR
                       SHARES OF CENDANT CORPORATION


       This Annex A forms part of the Purchase Agreement, dated as of November 16, 2000 (the "Purchase Agreement"), among Cendant Corporation ("Cendant"), a Delaware corporation, Cendant Stock Corporation, a Delaware corporation and a wholly owned subsidiary of Cendant, and Liberty CNDT, Inc., a Delaware corporation ("Liberty CNDT"). The rights and obligations of Liberty CNDT, any assignee of Liberty CNDT pursuant to Section 7.7 of the Purchase Agreement and Cendant with respect to the registration, offer and resale of the Shares (as defined in the Purchase Agreement) are as set forth on this Annex A.

      Section 1.  DEFINITIONS; INTERPRETATION.

            1.1 Definitions. As used in this Annex A, the following terms have the following meanings:

      "Action" has the meaning set forth in Section 3.3.

      "Cendant Indemnified Parties" has the meaning set forth in Section
3.2.

      "Cendant Registration Statement" means a registration statement on Form S-3 to be filed by Cendant with the Commission pursuant to Rule 415 under the Securities Act, so as to permit the offer and subsequent resale of the Shares from time to time following the effective date of such registration statement.

      "Commission" means the Securities and Exchange Commission.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holder" has the meaning set forth in Section 2.1.

      "NYSE" means the New York Stock Exchange.

      "Person" means an individual, partnership, corporation, trust, unincorporated organization or government or political department or agency thereof or other entity.

      "Registered Shares" means (i) the Shares and (ii) any shares of capital stock issued with respect to or in exchange for the shares referred to in the preceding clause (i) by way of a stock dividend or stock split or in connection with a recapitalization or a merger, consolidation or other reorganization. As to any particular Registered Shares, such shares shall cease to be Registered Shares when (i) the Cendant Registration Statement shall have become effective under the Securities Act and such Registered Shares shall have been disposed of in accordance with the Cendant Registration Statement, (ii) such shares shall have been distributed pursuant to Rule 144 (or any successor provision then in force) under the Securities Act, (iii) such shares shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by Cendant or the transfer agent for such shares and subsequent disposition of such shares shall not require registration or qualification under the Securities Act or any state securities laws then in force, (iii) such shares shall be eligible for sale pursuant to Rule 144(k) (or any successor provision then in force) or (iv) such shares shall cease to be outstanding.

      "Registration Expenses" means the following expenses incident to Cendant's performance of its obligations hereunder: (i) registration and filing fees with the Commission; (ii) fees and expenses of compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of "blue sky" counsel); (iii) printing expenses, messenger and delivery expenses; (iv) fees and expenses incurred in connection with the listing of the Registered Shares on the NYSE or on such securities exchange or other national market system on which shares of the same class or series as the Registered Shares may then be principally traded; and (v) fees and expenses of counsel for Cendant and of its independent certified public accountants, including the expenses of any special audits or "cold comfort" letters. The term "Registration Expenses" does not include, and Cendant shall not be responsible for: (a) brokerage commissions, underwriting discounts and commissions and transfer taxes attributable to the sale of any of the Registered Shares; (b) fees and disbursements of underwriters and underwriters counsel (other than fees and expenses of such counsel incurred in connection the "blue sky" qualification of the Registered Shares); (c) fees and disbursements of counsel or of any experts retained by Liberty CNDT in connection with the registration of the Registered Shares or the disposition of such securities; or (d) any other out-of-pocket expenses of Liberty CNDT.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Seller Indemnified Parties" has the meaning set forth in Section
3.1.

      All other capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Agreement.

            1.2 Interpretation. When a reference is made in this Annex A to a Section, such reference shall be to a Section of this Annex A, unless otherwise clearly indicated. The headings contained in this Annex A are for reference purposes only and shall not affect in any way the meaning or interpretation of this Schedule or the Agreement. Whenever the word "including" is used in this Annex A, it shall be deemed to be followed by the words "without limitation." The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

      Section 2.  REGISTRATION.

            2.1  Registration Procedures.

             Following the execution by the parties of the Purchase Agreement, Cendant shall (i) prepare and, as soon as practicable thereafter, cause to be filed with the Commission the Cendant Registration Statement, and (ii) use its commercially reasonable efforts to cause the Cendant Registration Statement to be declared effective at the earliest practicable date and, subject to the terms of this Annex A, to remain effective for so long as any Registered Shares remain outstanding. In connection with such registration of the Registered Shares, Cendant shall:

            (i) prepare and file with the Commission such amendments and supplements to the Cendant Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registered Shares covered by such registration statement until such time as all of such Registered Shares have been disposed of in accordance with the intended methods of disposition thereof as set forth in such registration statement or no Registered Shares shall remain outstanding.

            (ii) furnish to each holder of Registered Shares (a "Holder") and any managing underwriter such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement, and such other documents as a Holder or such managing underwriter may reasonably request to facilitate the disposition of the Registered Shares in accordance with the intended methods of disposition thereof as set forth in such registration statement;

            (iii) use its commercially reasonable efforts to register or qualify all the Registered Shares under such securities or "blue sky" laws of such jurisdictions as the Holders shall reasonably request (given the intended methods of distribution), and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of his Registered Shares covered by such registration statement; provided, however, that in connection therewith Cendant shall not be required to register or qualify any Registered Shares under the securities or "blue sky" laws of any jurisdiction where Cendant would be required (x) to qualify to do business as a foreign corporation or as a dealer in such jurisdiction, (y) to conform its capitalization or the composition of its assets at the time to the securities or "blue sky" laws of such jurisdiction or (z) to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registered Shares covered by such registration statement or subject itself to taxation in such jurisdiction;

            (iv) immediately notify each Holder, at any time when the prospectus included in such registration statement is required to be delivered pursuant to the Securities Act in connection with a sale of Registered Securities, of the happening of any event which comes to the attention of Cendant and as a result of which such prospectus, as then in effect, would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to Section 2.4(d), Cendant will promptly prepare and furnish to each Holder a supplement to or an amendment of such prospectus so that, as thereafter delivered to the purchasers of such Registered Shares, such prospectus will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (v) immediately notify each Holder of the issuance or, to the knowledge of Cendant, threatened issuance of any stop order by the Commission suspending the effectiveness of the registration statement or of the receipt by Cendant of any notification with respect to the suspension or threatened suspension of the qualification of any Registered Shares for sale under the securities or blue sky laws of any jurisdiction, and Cendant shall take all commercially practicable action necessary (i) to prevent the entry of any threatened stop order or any threatened suspension or (ii) to remove any stop order or lift any suspension once entered;

            (vi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders as promptly as practicable an earnings statement covering a period of twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

            (vii) enter into customary agreements (including an underwriting agreement containing customary terms and conditions) and take such other actions as are reasonably required to facilitate the disposition of such Registered Shares; and

            (viii) use its commercially reasonable efforts to cause the Registered Shares to be listed on the NYSE or on such other securities exchange or national market system on which securities of Cendant of the same class or series as the Registered Shares are then principally traded.

            2.2 Registration Expenses. Cendant will pay all Registration Expenses in connection with the registration of Registered Shares pursuant to Section 2.1. Liberty CNDT will pay, and hold Cendant harmless from, all other costs and expenses incurred by or on behalf of Liberty CNDT or any Holder in connection with an offer and sale or other disposition of Registered Shares pursuant to this Annex A.

            2.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of the Cendant Registration Statement, Cendant shall provide the Holders and their respective attorneys and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission (other than any documents incorporated by reference in any prospectus), and each amendment thereof or supplement thereto, and shall make available and give each of them such access to its books and records, pertinent corporate documents and such opportunities to discuss the business of Cendant with its employees as shall be necessary for the Holders to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act. Cendant shall not file any registration statement, any prospectus included therein or any amendment thereof or supplement thereto with the Commission over the reasonable objections of any counsel for the Holders.

            2.4 Certain Covenants. Each Holder shall furnish to Cendant such information regarding such Holder, its intended method of distribution of Registered Shares and such other information as Cendant may from time to time reasonably request for purposes of preparation of the Cendant Registration Statement and to maintain the effectiveness of such registration statement.

            (a) At least two business day prior to any disposition of Registered Shares by each Holder, such Holder will orally advise Cendant of the dates on which such disposition is expected to commence and terminate, the number of Registered Shares expected to be sold, the method of disposition and such other information as Cendant may reasonably request in order to supplement the prospectus contained in the registration statement in accordance with the rules and regulations of the Commission. Promptly after receiving such advice, Cendant will, if necessary, (i) prepare a supplement to the prospectus based upon such advice and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (ii), if necessary, qualify the Registered Shares to be sold under the securities or blue sky laws of such jurisdictions in the United States as such Holder shall reasonably request (subject to the proviso of Section 2.1(iii)).

            (b) Cendant may postpone the filing or the effectiveness of the Cendant Registration Statement or suspend the use of the Cendant Registration Statement for a period of time, not to exceed 120 days in any 12-month period, if Cendant determines that the filing or continued use of the Cendant Registration Statement would require Cendant to disclose a material financing, acquisition or other corporate development of Cendant or any of its affiliates and Cendant shall have determined that such disclosure is not in the best interest of Cendant (any such determination to be made by resolution of the Board of Directors of Cendant). Cendant shall promptly notify each Holder at such time assuch financing, acquisition or other corporate development has been otherwise publicly disclosed or terminated or counsel to Cendant has determined that such disclosure is not required due to subsequent events.

            (c) Each Holder agrees that, upon receipt of any notice from Cendant of the happening of any event of the kind described in Section 2.1(iv), such Holder will forthwith discontinue disposition of the Registered Shares pursuant to such registration statement until receipt of copies of the supplemented or amended prospectus contemplated by Section 2.1(iv), and, if so directed by Cendant, will deliver to Cendant all copies of the prospectus covering the Registered Shares in its possession at the time of receipt of such notice.

            (d) Each Holder shall, at any time it is engaged in a distribution of Registered Shares, comply with all applicable laws, including Regulation M promulgated under the Exchange Act and (i) will not engage in any stabilization activity in connection with the securities of Cendant in contravention of such rules, (ii) will distribute the Registered Shares solely in the manner described in the Cendant Registration Statement and (iii) will not bid for or purchase any securities of Cendant or attempt to induce any person to purchase any securities of Cendant other than as permitted under the Exchange Act.

            (e) Each Holder shall provide such information and materials, execute all such documents and take all such other actions as Cendant shall reasonably request in order to permit Cendant to comply with all applicable requirements of law and to effect the registration of the Registered Shares.

      Section 3. INDEMNIFICATION.

            3.1 Indemnification by Cendant. Cendant will indemnify and hold harmless each Holder, such holders's directors, officers and partners and each other Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act ("Seller Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which the Seller Indemnified Parties, or any of them, may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the Cendant Registration Statement, any preliminary, final or summary prospectus included therein, or any amendment or supplement thereto, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Cendant will reimburse such Seller Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding; provided, that Cendant shall not be liable to any Holder, such holder's directors, officers or partners or any Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) any actual or alleged untrue statement in or any actual or alleged omission from, the Cendant Registration Statement or amendment or supplement thereto or any preliminary, final or summary prospectus, in reliance upon and in conformity with written information furnished by or on behalf of such Holder to Cendant specifically for use in the preparation thereof, (ii) any actual or alleged untrue statement of a material fact or any actual or alleged omission of a material fact required to be stated in any preliminary prospectus if such Holder sells Registered Shares to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if Cendant had previously furnished copies thereof to such Holder or its representatives and such final prospectus, as then amended or supplemented, corrected any such misstatement or omission or (iii) the use of any preliminary, final or summary prospectus by or on behalf of such Holder after Cendant has notified such holder, in accordance with Section 2.1(iv), that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading.

            3.2 Indemnification by Holders. Each Holder will indemnify and hold harmless Cendant, each of its directors and officers, and each Person, if any, who controls Cendant within the meaning of the Securities Act or the Exchange Act (the "Cendant Indemnified Parties"), against any and all losses, claims, damages or liabilities and expenses to which the Cendant Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Cendant Registration Statement, any preliminary, final or summary prospectus included therein, or amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to Cendant by or on behalf of such Holders specifically for use in the preparation thereof or (ii) the use of any prospectus by or on behalf of such Holders after Cendant has notified such Holders that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no Holder shall be liable under this Section 3.2 for any amounts exceeding the gross proceeds received by such Holder in connection with the sale of such Holder's Registered Shares.

            3.3 Indemnification Procedures. Any Person that proposes to assert the right to be indemnified under this Section 3 shall, promptly after receipt of notice of any claim, action, suit, proceeding or other litigation (collectively, an "Action") against such Person in respect of which a claim is to be made against an indemnifying party under this
Section 3, notify such indemnifying party of the commencement of such Action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such Action shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 3, except to the extent that such indemnifying party is prejudiced by such failure to give notice. In case any such Action shall be brought and notice given to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any further legal or other expenses incurred by such indemnified party, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ separate counsel and to participate in (but not control) any such Action, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by its counsel in writing that there are legal defenses available to it that are different from or in addition to those available to the indemnifying parties, (iii) the indemnified party shall have been advised by its counsel in writing that there is a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such Action (in which case the indemnifying party shall not have the right to direct the defense of such Action on behalf of the indemnified party) or (iv) the indemnifying party shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the fees and expenses of such counsel shall be at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of an Action effected without its written consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Action. An indemnifying party who is not entitled to, or elects not to, assume the defense of an Action will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such Action.

            3.4 Contribution. If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for any and all losses, claims, damages or liabilities, joint or several, and expenses to which they may become subject, in such proportion as is appropriate to reflect the relative fault of the parties entitled to indemnification, on the one hand, and the indemnifying parties, on the other, in connection with the matter out of which such losses, claims, damages, liabilities or expenses arise or result from. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the Action was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. Cendant and each Holder agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

      Section 4.  RULE 144.

            4.1 Subject to Section 2.4, Cendant hereby covenants to use its commercially reasonable efforts to file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if at any time Cendant is not required to file such reports, it will, upon the request of Holder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Cendant to meet the requirements for issuers entitled to register securities on Form S-3 or any successor form.